UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 26, 2008
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27038 (Commission File Number)	94-3156479 (IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
The information set forth in Item 2.01 hereof is incorporated by reference into this Item 1.01.
Item 2.01 Completion of Acquisition or Disposition of Assets
On September 26, 2008, Nuance Communications, Inc. (“Nuance”) entered into a definitive Share Purchase Agreement (the “Share Purchase Agreement”) dated September 26, 2008, by and between Koninklijke Philips Electronics N.V., a limited liability company organized under the laws of the Netherlands (“Philips”) and Nuance, pursuant to which, among other things, Nuance agreed to purchase from Philips all of the outstanding capital stock of Philips Speech Recognition Systems GmbH (“PSRS”). On September 26, 2008, Nuance completed its acquisition of all of the outstanding capital stock of PSRS pursuant to the Share Purchase Agreement. The aggregate consideration delivered to Philips, the former shareholder of PSRS, consisted of (i) a cash payment of 21.7 million Euros and (ii) Nuance’s commitment to a make a deferred cash payment of 44.3 million Euros to be paid on September 21, 2009. The terms of the transaction are more fully described in the Share Purchase Agreement, filed herewith as Exhibit 2.1, and incorporated herein by reference. A copy of the press release issued by Nuance on October 1, 2008 is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired
(1)	The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
(b)	Pro Forma Financial Information
(1)	The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date of this report on Form 8-K must be filed.
(d)	Exhibits
2.1	Share Purchase Agreement, dated as of September 26, 2008, by and among Koninklijke Philips Electronics N.V. and Nuance Communications, Inc.

99.1	Press Release dated October 1, 2008 by Nuance Communications, Inc.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: October 2, 2008	By:	/s/ Tom Beaudoin Tom Beaudoin
Chief Financial Officer